Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations
Summarized results of the Company’s discontinued operations and the impact of associated Publishing Spin-off adjustments are as follows (in thousands):

	Successor		Predecessor
	Year Ended
	December 28, 2014(1)	December 29, 2013	December 31, 2012
Operating revenues	$970,501	$1,755,989	$—
Operating profit	38,712	149,906	—
Loss on equity investments, net	(626)	(1,187)	—
Interest income	—	35	—
Interest expense (2)	(6,837)	(11,042)	—
Gain on investment transactions (3)	1,484	—	—
Reorganization items, net	(9)	(284)	(173,449)
Income (loss) before income taxes	32,724	137,428	(173,449)
Income tax expense (benefit) (4)	19,172	58,815	(69,548)
Income (loss) from discontinued operations, net of taxes	$13,552	$78,613	$(103,901)

(1)	Results of operations for the Tribune Publishing businesses are reflected through August 4, 2014, the date of the Publishing Spin-off.

(2)
In connection with the Publishing Spin-off, the Company received a $275 million cash dividend from Tribune Publishing utilizing borrowings of $350 million under a senior secured credit facility entered into by Tribune Publishing prior to the Publishing Spin-off. The full amount of the $275 million cash dividend was used to permanently repay $275 million of outstanding borrowings under the Company’s Term Loan Facility (as defined and described in Note 10). Interest expense associated with the Company’s outstanding debt was allocated to discontinued operations based on the ratio of the $275 million cash dividend received from Tribune Publishing to the total outstanding indebtedness under the outstanding credit facilities in effect in each respective period prior to the Publishing Spin-off and totaled $7 million and $11 million for the years ended December 28, 2014 and December 29, 2013, respectively.

(3)
Gain on investment transaction consists of a $1 million gain on the remeasurement of Tribune Publishing’s investment in MCT (as defined and described in Note 5) as a result of the acquisition of the remaining 50% interest in MCT during the second quarter of 2014.

(4)
The effective tax rate on pretax income from discontinued operations was 58.6% and 42.8% for the years ended December 28, 2014 and December 29, 2013, respectively. This rate differs from the U.S. federal statutory rate of 35% primarily due to state income taxes (net of federal benefit) and the impact of certain nondeductible transaction costs. See Note 4 for information on the income tax benefit included in discontinued operations for December 31, 2012.

Assets and Liabilities Distributed in the Spin-off
The following is a summary of the assets and liabilities distributed to Tribune Publishing on August 4, 2014 in connection with the Publishing Spin-off (in thousands):

Assets:
Current Assets
Cash and cash equivalents	$59,030
Restricted cash	27,500
Accounts receivable, net	187,153
Inventories	14,623
Deferred income taxes	32,557
Prepaid expenses and other	20,956
Total current assets	341,819

Property, plant and equipment, net	160,087

Other Assets
Goodwill	35,450
Intangible assets, net	73,300
Investments	1,924
Other long-term assets	10,179
Deferred income taxes	12,352
Total other assets	133,205
Total Assets	635,111

Liabilities:
Current Liabilities
Accounts payable	39,422
Employee compensation and benefits	98,156
Debt due within one year	12,680
Deferred revenue	74,505
Accrued expenses and other current liabilities	31,031
Total current liabilities	255,794

Non-Current Liabilities
Postretirement, medical life and other benefits	45,255
Long-term debt	333,820
Other obligations	19,589
Total non-current liabilities	398,664

Net Liabilities Distributed to Tribune Publishing	$(19,347)